UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Benjamin Franklin Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)
Not Applicable

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April 4, 2006
Dear Stockholder:
     You are cordially invited to attend the Annual Meeting of Stockholders of Benjamin Franklin Bancorp, Inc. to be held on Thursday, May 11, 2006 at 10:00 a.m., local time, at Lake Pearl Luciano’s, 299 Creek Street, Wrentham, Massachusetts 02093.
     At the Annual Meeting, you will be asked to consider and vote upon the election of a class of six directors, the approval of the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan and the ratification of Wolf & Company, P.C. as our independent registered public accounting firm for our current fiscal year. The Board of Directors has fixed the close of business on March 20, 2006 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.
     The officers and directors look forward to greeting you personally at the Annual Meeting. However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented.
     You are urged to sign, date and return the enclosed proxy promptly in the postage-paid envelope provided for your convenience.
Sincerely,
Thomas R. Venables,
President and Chief Executive Officer
58 Main Street, Franklin, Massachusetts 02038
1-508-528-7000
www.benfranklinbank.com

BENJAMIN FRANKLIN BANCORP, INC.
58 Main Street
Franklin, Massachusetts 02038
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2006
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Benjamin Franklin Bancorp, Inc., a Massachusetts bank holding company (the “Company”), will be held at Lake Pearl Luciano’s, 299 Creek Street, Wrentham, Massachusetts, on Thursday, May 11, 2006, beginning at 10:00 a.m., local time, for the following purposes:
1.	To elect a class of six directors;

2.	To approve the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan;

3.	To ratify the appointment of Wolf & Company, P.C. as Benjamin Franklin Bancorp, Inc.’s independent registered public accounting firm for the current fiscal year ending December 31, 2006; and

4.	To transact such further business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.
     The Board of Directors recommends that you vote FOR the nominees for Director listed in the accompanying proxy statement, FOR approval of the 2006 Stock Incentive Plan and FOR the ratification of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2006.
     The Board of Directors has fixed the close of business on March 20, 2006 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Accordingly, only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.
By Order of the Board of Directors
Anne M. King,
Secretary
Franklin, Massachusetts
April 4, 2006
IMPORTANT
     Even though you may plan to attend the Annual Meeting in person, please complete, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting and desire to withdraw your proxy and vote in person, you may do so.

BENJAMIN FRANKLIN BANCORP, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, May 11, 2006
     We are providing you with this Proxy Statement and the enclosed form of proxy in connection with the solicitation of proxies by the Board of Directors of Benjamin Franklin Bancorp, Inc. to be used at our Annual Meeting of Stockholders and at any adjournment or adjournments of the meeting. The Annual Meeting will be held at Lake Pearl Luciano’s, 299 Creek Street, Wrentham, Massachusetts 02093, on May 11, 2006, beginning at 10:00 a.m., local time.
     Our executive offices are located at 58 Main Street, Franklin, Massachusetts 02038 and our telephone number is (508) 528-7000. We are sending this Proxy Statement and the enclosed form of proxy to stockholders on or about April 4, 2006.
Record Date and Outstanding Shares
     The Board of Directors has fixed the close of business on March 20, 2006 as the record date for the Annual Meeting. Only stockholders of record as of the close of business on the record date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments of the meeting. As of the record date, there were 8,488,898 shares of our common stock, no par value, issued, outstanding and entitled to vote. Each of our stockholders will be entitled to one vote for each share of common stock held of record by that stockholder.
Solicitation and Revocation
     Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given in response to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted
“FOR” the election of the nominees listed below under “Election of Directors,”
“FOR” the approval of the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan, and
“FOR” the ratification of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2006, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments of the meeting. If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. You may revoke any proxy given in response to this solicitation at any time before the proxy is exercised by delivering written notification to our Secretary (58 Main Street, P.O. Box 309, Franklin, Massachusetts 02038-0309), by voting in person at the Annual Meeting, or by signing and delivering another proxy bearing a later date. Your attendance at the Annual Meeting does not alone serve to revoke your proxy.

Quorum and Voting
     The presence, in person or by proxy, of at least a majority of the shares of common stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum for transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the common stock present and voting, in person or by proxy, is required to elect each of the nominees for Director. The affirmative vote of a majority of the common stock present and voting, in person or by proxy, is required to approve the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan and to ratify the selection of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Any abstentions or “non-votes” will count as “present” toward formation of a quorum for transaction of business at the Annual Meeting. A non-vote occurs when a stockholder votes on one proposal, but does not vote on another proposal (for example, because the shares are held by a broker who does not have discretionary voting power on a particular matter and has not received instructions from the beneficial owner). Assuming the presence of a quorum, abstentions and non-votes will have no effect on the outcome of the election of Directors, the adoption of the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan, or the ratification of Wolf & Company, P.C. as our independent registered public accounting firm. Votes will be tabulated by our transfer agent, American Stock Transfer & Trust Company.
ANNUAL REPORT TO STOCKHOLDERS; OTHER INFORMATION
     The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2005 accompanies this Proxy Statement, but is not incorporated herein and is not to be deemed a part hereof.
     The Annual Report to Stockholders includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (excluding exhibits). Additional copies of the Company’s Annual Report on Form 10-K (excluding exhibits) are available without charge upon request. Such requests should be directed to Shareholder Relations, Benjamin Franklin Bancorp, Inc., 58 Main Street, P.O. Box 309, Franklin, Massachusetts 02038-0309.
PROPOSAL 1 — ELECTION OF DIRECTORS
     Our Board of Directors consists of 16 members and is divided into three classes, with one class of directors elected each year. Directors serve for three-year terms.
     Pursuant to Nasdaq rules, our Governance Committee, consisting of six independent directors of our Board, has nominated William P. Bissonnette, Paul E. Capasso, Jonathan A. Haynes, Anne M. King, Neil E. Todreas and Charles Yergatian as directors for a three-year term. Each of the nominees is currently serving as a director of the Company.
     Unless otherwise specified in the form of proxy, the proxies solicited by management will be voted FOR the election of the six nominees, to hold office until the 2009 annual meeting of stockholders or special meeting in lieu thereof and until their respective successors are elected and qualified. If you submit a proxy that withholds authority to vote for one or more nominees for Director, your instructions will be followed.
     We have no reason to believe that any of the nominees will not be able to serve. In the event that any nominee is unable to serve at the time of the election, the shares represented by the proxy will be voted for the other nominees and may be voted for a substitute for that nominee.
     The Board of Directors recommends that you vote FOR the election of the six nominees for Director listed in this proxy statement.

Information Regarding Nominees and Directors
     The following table sets forth certain information (as of March 15, 2006) regarding the directors who will continue as directors after the Annual Meeting and the nominees for Director:

Name	Age	Date Elected		Term Expires
Dr. Mary Ambler	73	1977	(1)	2008
*William P. Bissonnette	60	1997	(1)	2006
Richard E. Bolton, Jr.	47	2005	(2)	2008
William F. Brady, Jr., D.D.S.	73	1985	(1)	2007
*Paul E. Capasso	49	2005	(2)	2006
John C. Fuller	73	1998	(1)	2007
*Jonathan A. Haynes	50	2005	(2)	2006
*Anne M. King	76	1997	(1)	2006
Richard D. Mann	70	1967	(1)	2007
Daniel F. O’Brien	50	2005	(2)	2008
Charles F. Oteri	60	1984	(1)	2008
Donald P. Quinn	68	2005	(2)	2007
*Dr. Neil E. Todreas	70	2005	(2)	2006
Thomas R. Venables	50	2002	(1)	2008
Alfred H. Wahlers	72	1973	(1)	2007
*Charles Yergatian	77	1980	(1)	2006

*	Nominee for election at Annual Meeting

(1)	Includes (where applicable) service as trustee of Benjamin Franklin Bank prior to its reorganization into the mutual holding company form of organization and as a trustee of Benjamin Franklin Bancorp, Inc. from the date of the mutual holding company reorganization until our conversion from a mutual to a stock holding company.

(2)	Became a director upon the merger of Chart Bank with Benjamin Franklin Bank in April 2005.
     The principal occupation and business experience during at least the last five years for each director and nominee is set forth below.
     Dr. Mary Ambler is a retired physician and a Professor Emeritus of Brown University.
     William P. Bissonnette is a certified public accountant and a partner in the firm of Little & Bissonnette, CPAs. Mr. Bissonnette’s firm does not perform accounting services for Benjamin Franklin Bancorp or Benjamin Franklin Bank.
     Richard E. Bolton, Jr. served as the President and Chief Executive Officer of Chart Bank from 1995 until its merger with Benjamin Franklin Bank in April 2005. Since July 2005, Mr. Bolton has served as President of Vitek Extrusion, a manufacturer of extruded aluminum products headquartered in Franklin, New Hampshire. Mr. Bolton also serves as a director of Creative Strategic Solutions, Inc. (“CSSI”), our ATM cash supply and management subsidiary.
     William F. Brady, Jr., D.D.S. is a retired dentist.
     Paul E. Capasso is the President of Capasso Realty Corporation located in Newton, Massachusetts, a real estate investment company engaged in building, developing, owning and managing real estate, particularly apartment and office buildings.

     John C. Fuller is retired. He was formerly a Vice President and member of the Board of Directors of the Foxboro Company of Foxborough, Massachusetts, a supplier of instruments, systems, and services for industrial process automation.
     Jonathan A. Haynes is the President of Haynes Management, Inc., a real estate management firm located in Wellesley Hills, Massachusetts, and President of D.M. Bernardi, Inc., a general contracting firm located in Wellesley Hills, Massachusetts. Mr. Haynes is also the manager of numerous limited liability companies and trusts that own and lease parcels of commercial real estate.
     Anne M. King is a retired journalist and currently works part-time in public relations. Mrs. King serves as Secretary of Benjamin Franklin Bancorp and Clerk of Benjamin Franklin Bank, although she is not an employee of either entity.
     Richard D. Mann is an owner, director and president of Buckley & Mann, Inc., a textile manufacturer located in Norfolk, Massachusetts. He also serves as a member of the Board of Directors of Clark-Cutler-McDermott Co. of Franklin, Massachusetts and of Draper Knitting Co. of Canton, Massachusetts.
     Daniel F. O’Brien is a certified public accountant and owner and president of O’Brien, Riley and Ryan, a CPA firm located in Boston. Mr. O’Brien is also the manager of State Street Wealthcare Advisors, LLC, a financial services company, and State Street Consulting, LLC, a computer services consulting firm. Mr. O’Brien is also a practicing attorney. Mr. O’Brien’s firm does not perform accounting or legal services for Benjamin Franklin Bancorp or Benjamin Franklin Bank.
     Charles F. Oteri, a funeral director, is the chief executive officer and treasurer of Oteri Funeral Home in Franklin, Massachusetts.
     Donald P. Quinn is an attorney in private practice in Plymouth, Massachusetts. He was formerly a partner concentrating in commercial business and real estate matters at Goodwin Procter LLP, a law firm located in Boston. Mr. Quinn does not perform legal services for Benjamin Franklin Bancorp or Benjamin Franklin Bank.
     Dr. Neil E. Todreas is a professor of nuclear science and engineering and a professor of mechanical engineering at Massachusetts Institute of Technology. He also provides consulting services through his company, Energy Technology Applications, Inc. Dr. Todreas also serves as a director of CSSI, our ATM cash supply and management subsidiary.
     Thomas R. Venables has served as President and Chief Executive Officer of Benjamin Franklin Bancorp and Benjamin Franklin Bank since 2002. Prior to 2002, Mr. Venables co-founded Lighthouse Bank of Waltham, Massachusetts in 1999 and served as its President and Chief Executive Officer. From 1998 to 1999, Mr. Venables was employed as a consultant with Marsh and McLennan Capital, Inc. He was employed by Grove Bank of Newton, Massachusetts from 1974 until it was acquired by Citizens Bank in 1997, serving as its President and Chief Executive Officer for the last 11 years of his tenure. Mr. Venables also serves as a director of CSSI, our ATM cash supply and management subsidiary.
     Alfred H. Wahlers is the Chairman of the Board of Benjamin Franklin Bancorp and Benjamin Franklin Bank. Mr. Wahlers is a retired insurance executive.
     Charles Yergatian is a retired residential real estate developer. Mr. Yergatian also serves as a director of CSSI, our ATM cash supply and management subsidiary.

Committees of the Board of Directors
     The Board of Directors of Benjamin Franklin Bancorp currently has four standing Board Committees: the Executive Committee, the Audit and Risk Management Committee, the Compensation Committee and the Governance Committee. The Board of Directors may, by resolution, designate one or more additional committees. If you would like information about the independence of our directors and committee members and about the meetings of our Board of Directors and its committees, see “Corporate Governance—Board and Committee Independence” and “—Board, Committee and Stockholder Meetings” in this proxy statement.
     The following committee descriptions set forth the current members of each of Benjamin Franklin Bancorp’s existing Board committee.
Executive Committee
     The Executive Committee consists of seven members of the Board. The current members of the Executive Committee are William F. Brady, Jr., William P. Bissonnette, Richard E. Bolton, Jr., Jonathan A. Haynes, Thomas R. Venables, Alfred H. Wahlers and Charles Yergatian, with Dr. Brady serving as Chair. The Executive Committee meets semi-monthly to review ongoing activities and performance of the Bank. The Committee approves loan originations that exceed certain internal limitations, and reviews other loans originations, the monthly asset/liability report and monthly financial reports.
Audit and Risk Management Committee
     The Audit and Risk Management Committee (“Audit Committee”) consists of six independent members of the Board. The current members of the Audit Committee are Charles F. Oteri, Mary Ambler, John C. Fuller, Anne M. King, Daniel F. O’Brien and Donald P. Quinn, with Mr. Oteri serving as Chair. The Audit and Risk Management Committee operates under a written charter and oversees the independent auditor relationship, the internal audit, risk management and compliance functions. For a copy of the report of the Audit Committee, see “Committee Reports—Audit and Risk Management Committee Report” in this proxy statement. A current copy of the charter of the Audit Committee is attached to this proxy statement as Appendix A.
Compensation Committee
     The Compensation Committee consists of five independent members of the Board. The current members of the Compensation Committee are William P. Bissonnette, Richard D. Mann, Paul E. Capasso, Donald P. Quinn and Alfred H. Wahlers, with Mr. Bissonnette serving as Chair. The Compensation Committee operates under a written charter and oversees executive officer and director compensation and certain employee benefit plans. The Compensation Committee will also administer the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan if it is approved by the stockholders at the Annual Meeting. For a copy of the report of the Compensation Committee, see “Committee Reports—Compensation Committee Report” in this proxy statement.
Governance Committee
     The Governance Committee consists of six independent members of the Board. The Governance Committee’s current members are Neil E. Todreas, Mary Ambler, William F. Brady, Jr., Anne M. King, Charles F. Oteri and Jonathan A. Haynes, with Dr. Todreas serving as Chair. The Governance Committee is responsible for identifying and selecting director nominees and considering factors relevant to such selection. The Governance Committee is also responsible for addressing other governance issues, such as evaluating from time to time the size and composition of the Board and its committees and overseeing the periodic evaluation of the performance of the board and its directors. A current copy of the charter of the Governance

Committee is available on our website at www.benfranklinbank.com under the section entitled “About Us—Board of Directors—Corporate Governance.”
Compensation of Directors
     Retainer and Meeting Fees. During 2005, members of the Benjamin Franklin Bank Board of Directors received an annual retainer of $10,000 for their service on the Board. The Chairman of the Board, the Chairmen of each of the four standing Board committees, and the Clerk received an additional annual retainer of $2,000. In addition, Board members and Executive Committee members received $450 per Board or Executive Committee meeting attended prior to April 4, 2005, and $500 per Board or Executive Committee meeting attended after that date. Members of the Audit and Risk Management Committee, Governance Committee and Compensation Committee do not currently receive per meeting fees for committee meetings attended, but instead receive annual retainers of $8,000, $3,000 and $3,000, respectively. Prior to April 4, 2005, members of the Audit and Risk Management Committee received $600 per meeting attended. Three of our non-officer directors also receive a $3,000 annual retainer for serving on the Board of Directors of Benjamin Franklin Bank’s subsidiary, Creative Strategic Solutions, Inc..
     Members of the Board who are employees of Benjamin Franklin Bank or Benjamin Franklin Bancorp do not receive these fees. Generally, Benjamin Franklin Bancorp’s Board of Directors meets immediately prior to or after a Benjamin Franklin Bank Board meeting. In such instances, directors do not receive additional fees for attendance at meetings of Benjamin Franklin Bancorp’s Board. Otherwise, the directors of Benjamin Franklin Bancorp receive the same fees they receive for attendance at a Benjamin Franklin Bank Board meeting.
     Director Fee Continuation Plan. Benjamin Franklin Bancorp has established a director fee continuation plan that provides certain benefits to all eligible non-employee members of the boards of directors of Benjamin Franklin Bank and Benjamin Franklin Bancorp upon retirement. A director is eligible to receive these benefits (provided that the director was not terminated for cause) if the director has served as a director for three years or more with Benjamin Franklin Bank or Benjamin Franklin Bancorp. Service with a corporate predecessor, such as Chart Bank, is not included in determining whether this three-year service requirement has been met.
     Under the director fee continuation plan, a director who has served on the board or as clerk for at least 15 years (10 years for those who have attained age 70) is entitled to receive an annual payment, commencing upon termination of service and payable for five years, equal to the average total yearly fees for services as a director paid by Benjamin Franklin Bancorp or Benjamin Franklin Bank to the director for the three calendar years preceding the year of the director’s retirement. Service with a corporate predecessor, such as Chart Bank, is included in determining the amount of the normal retirement benefit. Eligible directors who retire prior to attaining the full 15 (or 10) years of service are entitled to receive a reduced retirement benefit, based upon the director’s number of years of service, payable annually for five years following termination of service.
     If an eligible director’s service is terminated or if the director is not proposed for reelection within three years following a “change in control,” as defined in the director fee continuation plan, the director is entitled to receive a full normal retirement benefit (as if he had served as a director for 15 years) as a lump sum upon termination of service. An eligible director who becomes disabled prior to age 70 is also entitled to receive the normal retirement benefit, payable in equal installments over five years and commencing upon termination of service. In addition, upon the death of an eligible director prior to termination of service, the director’s beneficiary is entitled to receive a normal retirement benefit, and upon the death of an eligible director after retirement, the director’s beneficiary is entitled to receive the remainder of any benefit payments to which the director is entitled, with each such benefit payable annually and commencing upon the death of the director.

INFORMATION REGARDING EXECUTIVE OFFICERS
     The names, ages as of March 15, 2006, and positions of each of our executive officers (other than Thomas R. Venables, who is included in the description of directors above), are set forth below.

Name	Age	Position
Claire S. Bean	53	Executive Vice President/Chief Financial Officer, Benjamin Franklin Bank; Treasurer and Chief Financial Officer, Benjamin Franklin Bancorp
Mariane E. Broadhurst	49	Senior Vice President/Retail Banking, Benjamin Franklin Bank
Rose M. Buckley	38	Senior Vice President/Senior Lending Officer, Benjamin Franklin Bank
Michael J. Piemonte	52	Senior Vice President/Risk Management and Compliance, Benjamin Franklin Bank
Brian E. Ledwith	37	Vice President/Senior Retail Lending Officer, Benjamin Franklin Bank
Kathleen P. Sawyer	48	Vice President/Human Resources, Benjamin Franklin Bank
     Claire S. Bean has served as Executive Vice President/Chief Financial Officer of Benjamin Franklin Bank since July 2004. She also serves as a director of CSSI, our ATM cash supply and management subsidiary. Prior to her employment with Benjamin Franklin Bank, Ms. Bean served as Banking Advisor in the Capital Markets Group of FINCA International, Inc. and later as Regional Director of FINCA for Eastern Europe and NIS. From May 2002 to June 2003, Ms. Bean served as Director of Economic Development in Kyrgyzstan for Mercy Corps, and from June 2003 to September 2003, she served as Manager of Micro-enterprise and Economic Development for the same organization. In addition, from 1999 to 2001, Ms. Bean served as Chief Operating Officer and Chief Financial Officer of Lighthouse Bank of Waltham, Massachusetts. From 1991 to 1997, Ms. Bean served as Executive Vice President/Treasurer of Grove Bank of Chestnut Hill, Massachusetts.
     Mariane E. Broadhurst has served as Senior Vice President/Retail Banking of Benjamin Franklin Bank since April, 2003. Ms. Broadhurst joined the Bank in August 1992 as a Branch Manager. She was promoted to Assistant Vice President/Branch Administrator in December 1997 and in April 2002 was promoted to Vice President of Retail Banking. Prior to her employment with Benjamin Franklin Bank, Ms. Broadhurst was employed as an Assistant Treasurer/Branch Sales Manager of Heritage Bank in Worcester, Massachusetts, beginning in 1988.
     Rose M. Buckley was named Senior Vice President/Senior Lending Officer of Benjamin Franklin Bank in January 2006. From April 2003 through December 2005 she served as Senior Vice President/Senior Commercial Lending Officer. She joined the Bank in 1984 as a commercial loan officer. She was promoted to Assistant Vice President/Commercial Lending in April 1997 and to Vice President/Commercial Lending in April 1998.
     Michael J. Piemonte has served as Senior Vice President/Risk Management and Compliance of Benjamin Franklin Bank since December 2003. He joined Benjamin Franklin Bank in March 1998 as Assistant Vice President/Auditor/Compliance and Loan Review Officer in the Internal Audit Department. He became Assistant Vice President/Compliance Officer in the Compliance Department in July 2001 and became Vice President/Risk Management and Compliance in December 2001.
     Brian E. Ledwith has served as Vice President/Senior Retail Lending Officer of Benjamin Franklin Bank since September 2004. He joined the Bank in February 2004 as Vice President/Commercial Lending. Prior to his employment with Benjamin Franklin Bank, Mr. Ledwith served as Vice President/Senior Loan Officer of Medway Cooperative Bank of Medway, Massachusetts. From 2000 to 2002, Mr. Ledwith served as

Vice President of the Commercial Lending Department of Strata Bank in Franklin, Massachusetts. In addition, from 1998 to April 2000, Mr. Ledwith served as Vice President of Commercial Banking of Rockland Trust in Brockton, Massachusetts.
     Kathleen P. Sawyer has served as Vice President/Human Resources of Benjamin Franklin Bank since April, 2003. Ms. Sawyer served as a Human Resources Officer of Benjamin Franklin Bank from 1996 to 2000, and as Assistant Vice President/Human Resources from 2000 to 2003.
     All executive officers of the Company hold office until the first meeting of the Board of Directors following the annual meeting of stockholders or special meeting in lieu thereof and until their successors are chosen and qualified, unless a shorter term is specified in the vote appointing them. Officers may generally be removed from office by vote of a majority of the full Board of Directors.
Executive Compensation
     The following table sets forth certain information as to the total remuneration paid by Benjamin Franklin Bancorp and Benjamin Franklin Bank during the fiscal years ended December 31, 2005, 2004 and 2003 to the President and Chief Executive Officer of Benjamin Franklin Bancorp and Benjamin Franklin Bank and to the four most highly compensated executive officers of Benjamin Franklin Bancorp and Benjamin Franklin Bank other than the President and Chief Executive Officer who were serving as executive officers at the end of 2005 and who received total annual compensation in excess of $100,000. Each of the individuals listed on the table below is referred to as a “named executive officer.”

	Annual Compensation
				Other		All
Name and Principal Position with				Annual		Other
Benjamin Franklin Bancorp and				Compensation	Long-Term	Compensation
Benjamin Franklin Bank	Year	Salary	Bonus (1)	(2)	Compensation	(3)
Thomas R. Venables, President and	2005	$315,000	$125,000		—	$183,066
Chief Executive Officer of	2004	$275,000	$50,000		—	$72,247
Benjamin Franklin Bancorp and	2003	$250,000	$50,000		—	$89,032
Benjamin Franklin Bank

Claire S. Bean, Treasurer and Chief	2005	$200,000	$70,000		—	$114,826
Financial Officer of Benjamin	2004	$62,154	$12,000		—	$1,477
Franklin Bancorp; Executive	2003	—	—		—	—
Vice President and Chief
Financial Officer of Benjamin
Franklin Bank (4)

Rose M. Buckley, Senior Vice	2005	$120,000	$39,600		—	$13,606
President and Senior Lending	2004	$96,300	$18,000		—	$5,778
Officer of Benjamin Franklin	2003	$90,000	$9,000		—	$7,200
Bank

Mariane E. Broadhurst, Senior Vice	2005	$112,000	$22,400		—	$12,450
President/Retail Banking of	2004	$90,000	$12,600		—	$5,400
Benjamin Franklin Bank	2003	$80,000	$7,200		—	$6,417

Alfred J. Odoardi (5)	2005	$102,814	$7,075		—	$10,802
	2004	—	—		—	—
	2003	—	—		—	—
Footnotes appear on following page

(1)	Represents bonuses earned in 2005, 2004 and 2003, but paid in 2006, 2005 and 2004 respectively.

(2)	Perquisites and other personal benefits paid to each named executive officer in each instance did not, in the aggregate, equal or exceed the lesser of either $50,000 or 10% of the total annual salary and bonus set forth in the columns entitled “Salary” and “Bonus” for each officer and, accordingly, are omitted from the table as permitted by the rules of the SEC.

(3)	For 2005, includes Benjamin Franklin Bank’s matching and automatic contributions under its 401(k) plan of $12,600, $12,600, $8,280, $7,476, and $6,082, for Mr. Venables, Ms. Bean, Ms. Buckley, Ms. Broadhurst and Mr. Odoardi, respectively. Also includes premiums paid by Benjamin Franklin Bank for excess group term life insurance of $552, $552, $216, $360, and $913, for Mr. Venables, Ms. Bean, Ms. Buckley, Ms. Broadhurst and Mr. Odoardi, respectively. Also includes allocation of shares of common stock to employees under the Benjamin Franklin Bank Employee Stock Ownership Plan (the “ESOP”). The dollar value of the ESOP contributions in 2005 for Mr. Venables, Ms. Bean, Ms. Buckley, Ms. Broadhurst and Mr. Odoardi was $7,776, $7,776, $5,110, $4,614 and 3,807, respectively. For Mr. Venables and Ms. Bean, includes an accrual in connection with Mr. Venables’s and Ms. Bean’s supplemental retirement agreements (“SERPs”) in the amount of $162,138 and $93,898, respectively.

(4)	Ms. Bean began working for Benjamin Franklin Bancorp and Benjamin Franklin Bank in July 2004.

(5)	Mr. Odoardi was an officer of Chart Bank, and became Senior Vice President, Senior C&I Lending Officer of Benjamin Franklin Bank upon Chart Bank’s merger with Benjamin Franklin Bank in April 2005. Mr. Odoardi resigned as an officer and employee of Benjamin Franklin Bank effective December 31, 2005.
Employment and Change in Control Agreements
     Employment Agreements. Benjamin Franklin Bancorp and Benjamin Franklin Bank have entered into employment agreements with their Chief Executive Officer, Mr. Venables, and Chief Financial Officer, Ms. Bean. The agreements provide for an annual base salary, subject to increase (which increased amount becomes a floor below which the officer’s base salary may not fall during the term of the agreement), and certain benefits. They also guarantee customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination. The current base salary of each of Mr. Venables and Ms. Bean is $337,000 and $214,000, respectively.
     The initial term of each agreement is three years, with the term automatically extended by one day for each day that the officer is employed by Benjamin Franklin Bancorp and Benjamin Franklin Bank, although the automatic extensions may be discontinued at any time by Benjamin Franklin Bancorp, Benjamin Franklin Bank or the officer. For a one-year period following termination of the officer’s employment, the officer must adhere to a non-competition restriction and refrain from soliciting employees or certain large commercial loan customers. Such provision is not operative after the occurrence of a change in control of Benjamin Franklin Bancorp.
     In the event the officer’s employment is terminated by Benjamin Franklin Bancorp or Benjamin Franklin Bank for other than “specially-defined cause” or by the officer for “good reason,” each as defined in the agreements, the officer will be entitled to receive a lump sum severance benefit equal to three times the highest yearly compensation paid to the officer in the three fiscal years preceding the termination, plus certain other benefits. These benefits include continuation of disability and medical benefits for three years following termination, an adjustment to the officer’s pension, and acceleration of all vesting of stock awards and options. If the officer’s employment is terminated following a change in control, the non-competition and nonsolicitation provisions described above would not apply.
     Mr. Venables and Ms. Bean would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or any other payments triggered liability under Section 280G of the Internal Revenue Code as an excise tax constituting “excess parachute payments.” Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the officer’s average annual compensation over the five calendar years preceding the change in control. The excise tax equals 20.0% of the amount of the payment in excess of one times the officer’s average compensation over the preceding five calendar year period.
     Change in Control Agreements. Benjamin Franklin Bancorp has entered into change in control agreements with five of its senior officers. The change in control agreements provide for a lump sum severance payment equal to approximately one times (in the case of Mr. Ledwith, Mr. Piemonte and Ms. Sawyer) or two times (in the case of Ms. Broadhurst and Ms. Buckley) the officer’s base salary plus the highest annual bonus paid during the three most recent calendar years and certain other benefits upon termination of the officer’s employment under certain circumstances.
     Pursuant to the terms of the change in control agreements, these severance payments will be triggered if, within two years after a “change in control,” as defined in the agreements, of Benjamin Franklin Bancorp or Benjamin Franklin Bank, the officer’s employment is terminated for any reason other than death, deliberate dishonesty or gross misconduct of the officer with respect to Benjamin Franklin Bancorp or any of its subsidiaries, or conviction of the officer for the commission of a felony. These payments will also be triggered if the officer terminates his or her employment following: (i) a reduction in the officer’s annual base salary; (ii) a relocation of the offices of Benjamin Franklin Bancorp or Benjamin Franklin Bank at which the officer is principally employed by more than a specified number of miles; (iii) a failure of Benjamin Franklin Bancorp or Benjamin Franklin Bank to pay any portion of compensation due to the officer within seven days of the date such compensation is due; (iv) a failure by Benjamin Franklin Bancorp or Benjamin Franklin Bank to continue the officer’s participation in any material compensation, incentive bonus or benefit plan (or in a successor plan) or the failure of a successor in interest to make available its benefits plans to the officer on a basis that is not substantially less favorable than the successor generally affords to its other employees holding similar positions; or (v) a failure of Benjamin Franklin Bancorp or Benjamin Franklin Bank to obtain a satisfactory agreement from any successor to assume and agree to perform the officer’s change in control agreement.
     In addition, if the officer’s employment is terminated for the reasons described above, Benjamin Franklin Bancorp will continue to pay to the officer the disability and medical benefits existing as of and at the level in effect on the date of termination, at no greater cost to the officer than the officer is currently paying, for one year (in the case of Mr. Ledwith, Mr. Piemonte and Ms. Sawyer) or two years (in the case of Ms. Broadhurst and Ms. Buckley). In the event payments and benefits under the change in control agreements, together with other payments and benefits the officers may receive, would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, such payments would be reduced to an amount necessary to avoid such payments constituting parachute payments.
Supplemental Retirement Benefits
     Supplemental Retirement Agreements. Benjamin Franklin Bank has entered into Supplemental Retirement Agreements with Mr. Venables and Ms. Bean. This benefit arrangement is sometimes referred to as a “SERP.”
     Under the terms of their SERPs, each of Mr. Venables and Ms. Bean is entitled to receive a lump sum retirement benefit upon the earlier to occur of his or her separation from service or attaining age 65, in an amount that represents the present value of a 20-year stream of payments that is assumed to commence at age 65. Such 20-year stream of payments would be determined based on the officer’s final average compensation (for the three years of the final 10 calendar years in which the officer’s compensation was highest) multiplied by 75% (in the case of Mr. Venables) or 65% (in the case of Ms. Bean), reduced (i) by amounts payable to the officer as his or her annual annuity retirement benefit from Benjamin Franklin Bank’s contributions to his or her 401(k) plan; (ii) by amounts payable to the officer under the employee stock ownership plan and benefit restoration plan, and (iii) by one-half of his or her annual social security benefit, and then multiplied by a vesting percentage. The vesting schedules set forth in the SERPs will result in Mr. Venables’s SERP being fully vested in 2012 and Ms. Bean’s SERP being fully vested in 2014. The vesting will fully accelerate upon the officer’s death or disability, termination of the officer’s employment without “specially-defined cause” (as defined in the SERPs), resignation of the officer for “good reason” (as defined in the SERPs), or a “change in control” (as defined in the SERP). No amount payable under the SERP upon the officer’s termination of employment would be paid until at least six months after the officer’s termination of employment, except in the event of termination by reason of the officer’s death or disability. Certain additional provisions will also apply in the event of a change in control of Benjamin Franklin Bancorp.
     Based upon current compensation levels (adjusted for inflation at the rate of 5%) and assuming retirement at age 65, Mr. Venables and Ms. Bean would be entitled to an annual benefit of $487,000 and $194,200, respectively, under their SERPs.
     Benefit Restoration Plan. Benjamin Franklin Bank has established a Benefit Restoration Plan, a non-tax-qualified plan that will provide restorative payments to certain executives who are prevented from receiving earned benefits under Benjamin Franklin Bank’s 401(k) plan or employee stock ownership plan because of limitations in the Internal Revenue Code applicable to tax-qualified plans. The initial participants in the benefit restoration plan are Mr. Venables and Ms. Bean, and the Board of Directors of Benjamin Franklin Bank may designate certain management personnel or highly compensated employees as additional participants in the benefit restoration plan from time to time. The Board of Directors of Benjamin Franklin Bank may also limit which benefits such additional participants will receive under the benefit restoration plan.
     Eligible participants will receive a restorative payment equal to the amount of additional benefits the participants would receive under the 401(k) plan if there were no income limitations imposed by the Internal Revenue Code. Eligible participants will also receive a restorative payment in lieu of shares that cannot be allocated to participants under the employee stock ownership plan due to the legal limitations imposed on tax-qualified plans. In addition, eligible participants who “retire” before the repayment in full of the loan to the employee stock ownership plan will receive restorative payments equal to the projected value of shares of Benjamin Franklin Bancorp common stock that would have been allocated to the executive over the remaining term of any loan, as if employment had continued through the full term of the loan, regardless of limitations in the Internal Revenue Code. “Retirement” is defined in the benefit restoration plan as the first to occur of termination of employment at any time following satisfaction of the requirements for early or normal retirement under the employee stock ownership plan (unless otherwise permitted by the Benjamin Franklin Bank Board of Directors), death while employed as a full-time employee, or the occurrence of a “change in control,” regardless of whether the participant continues in the employ of the employer or any successor following the change in control.
     Benefits payable to Mr. Venables and Ms. Bean under the benefit restoration plan will be fully offset against benefits payable to such officers under their SERPs, as described above.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information as of March 15, 2006 regarding each director of Benjamin Franklin Bancorp, each current executive officer named in the Summary Compensation Table, all directors and executive officers of the Company as a group and each person known by the Company to own beneficially more than 5% of the Company’s common stock.

	Amount and Nature of		Percent of
Name	Beneficial Ownership (1)		Class (2)
Wellington Management Company, LLP 75 State Street Boston, MA 02109	634,680	(3)	7.5%
Benjamin Franklin Bank Employee Stock Ownership Plan 58 Main Street Franklin, MA 02038	478,194	(4)	5.6%
John L. Matthews 49 Sterling Street Newton, MA 02465	468,263	(5)	5.5%
Dr. Mary Ambler	20,000	(6)	*
William P. Bissonnette	10,000		*
Richard E. Bolton, Jr.	33,354		*
William F. Brady, Jr., D.D.S.	15,000		*
Paul E. Capasso	84,161	(7)	1.0%
John C. Fuller	15,200	(8)	*
Jonathan A. Haynes	169,112	(9)	2.0%
Anne M. King	5,000		*
Richard D. Mann	10,000		*
Daniel F. O’Brien	16,305		*
Charles F. Oteri	5,200		*
Donald P. Quinn	47,647	(10)	*
Dr. Neil E. Todreas	101,918		1.2%
Thomas R. Venables	52,143	(11)	*
Alfred H. Wahlers	5,000	(12)	*
Charles Yergatian	17,700	(13)	*
Claire S. Bean	32,553	(14)	*
Mariane E. Broadhurst	17,574	(15)	*
Rose M. Buckley	6,459	(16)	*
Directors and executive officers as a group (22 persons)	674,031	(17)	7.9%

*	Less than 1%

(1)	Except as otherwise noted, all persons have sole voting and investment power over their shares. Does not include 385,000 shares owned by the Benjamin Franklin Bank Charitable Foundation. The directors of the foundation are Messrs. Capasso, Mann, Venables, and Ms. Broadhurst, and the President, Treasurer and Clerk of the foundation are Mr. Venables, Ms. Bean and Ms. Broadhurst, respectively.

(2)	Calculated based on outstanding shares of common stock on March 15, 2006 of 8,488,898.

(3)	Based on a Schedule 13G filed by Wellington Management Company, LLP on February 14, 2006. According to the filing, Wellington Management, in its capacity as investment adviser, may be deemed to beneficially own 634,680 shares of Benjamin Franklin Bancorp common stock which are held of record by clients of Wellington Management. The filing indicates that Wellington Management does not have sole voting or dispositive power over any shares; has shared voting power over 518,680 shares; and has shared dispositive power over 634,680 shares.

(4)	Represents the total number of shares of common stock beneficial owned by the ESOP. Of these shares, 462,254 shares are unallocated and 15,940 are allocated to participants. The ESOP provides that the Trustee shall vote unallocated shares held by it in proportion to instructions received by ESOP participants as to the voting of allocated shares. Shares allocated to the executive officers under the ESOP are reflected both in the beneficial ownership of the ESOP and in the beneficial ownership of the officers.

(5)	Based on a Schedule 13G filed by Mr. Matthews on April 19, 2005. According to the filing, Mr. Matthews has sole voting and dispositive power over 468,263 shares of Benjamin Franklin Bancorp common stock.

(6)	Includes 10,000 shares owned by trust of which Dr. Ambler is a trustee and 10,000 shares owned by a trust of which Dr. Ambler’s spouse is a trustee.

(7)	Includes 20,017 shares owned by a trust of which Mr. Capasso is a trustee.

(8)	Includes 200 shares owned by Mr. Fuller’s spouse and 5,000 shares owned by a trust of which he is trustee.

(9)	Includes 120,181 shares owned by a trust of which Mr. Haynes is trustee.

(10)	Includes 802 shares owned by a partnership in which Mr. Quinn is a partner, 2,174 shares owned by a corporation that is controlled by Mr. Quinn and his spouse, and 6,360 shares owned by Mr. Quinn’s spouse.

(11)	Includes 13,390 shares held by the 401(k) plan and 553 shares allocated to Mr. Venables’s account under the ESOP.

(12)	Shares are owned by a trust of which Mr. Wahlers is trustee.

(13)	Includes 12,000 shares owned by Mr. Yergatian’s spouse.

(14)	Includes 10,000 shares owned by Ms. Bean’s spouse and 553 shares allocated to Ms. Bean’s account under the ESOP.

(15)	Includes 6,246 shares held by the 401(k) plan and 328 shares allocated to Ms. Broadhurst’s account under the ESOP.

(16)	Includes 6,096 shares held by the 401(k) plan and 363 shares allocated to Ms. Buckley’s account under the ESOP.

(17)	Includes 2,605 shares allocated to executive officers’ accounts under the ESOP.
CORPORATE GOVERNANCE
     We believe that good corporate governance and fair and ethical business practices are crucial not only to our proper operation, but also to building and maintaining confidence in the integrity, reliability and transparency of the securities markets. We take our responsibilities in this area very seriously.
Code of Ethics
     Our Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors. The code covers compliance with law; conflicts of interest; confidentiality and integrity of bank and company records; fair and accurate disclosure to the public; and procedures for compliance with the code. You can review our code of ethics on our website located at www.benfranklinbank.com under the section entitled “About Us—Board of Directors—Corporate Governance.”
Board, Committee and Stockholder Meetings
     During 2005, the Board of Directors met 13 times, the Executive Committee met 25 times, the Audit and Risk Management Committee met 10 times and the Compensation Committee met 4 times. As there were no director elections in 2005, the Governance Committee did not hold any meetings until early 2006. No incumbent director attended fewer than 75% of the total number of meetings of the Board and its committees of which he or she was a member. In addition, the Board of Directors of Benjamin Franklin Bank, which consists of the same individuals as the Board of Directors of Benjamin Franklin Bancorp, met 13 times during 2005.
     Our Board of Directors has adopted a policy strongly encouraging all directors to attend annual meetings of our stockholders, and providing that if any director believes that he or she may be unable to attend for any reason, such director will discuss the matter as promptly as practicable with the Chairman of the Board and will make all reasonable efforts to rearrange his or her schedule to enable him or her to attend the annual meeting. We did not have an annual meeting of stockholders in 2005, as our conversion from mutual to stock form and initial public offering was completed in April 2005.
Board and Committee Independence
     Board of Directors. Under Nasdaq rules, a majority of our board of directors must be “independent,” and no director qualifies as independent until the Board makes an affirmative determination to that effect. In making this determination, the Board must affirmatively conclude that the director does not have a material relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director, including in particular, certain relationships specified in the Nasdaq rules. Nasdaq rules require that the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, and suggest that executive sessions occur at least twice a year.
     As a result of this review, the board determined that the following directors, comprising a majority of the whole board, are independent: Mary Ambler, William P. Bissonnette, William F. Brady, Jr., Paul E. Capasso, John C. Fuller, Jonathan A. Haynes, Anne M. King, Richard D. Mann, Daniel F. O’Brien, Charles F. Oteri, Donald P. Quinn, Neil E. Todreas, Alfred H. Wahlers, and Charles Yergatian.
     Chairman and Chief Executive Officer. Our chairman of the board is Alfred H. Wahlers, an independent director, and our chief executive officer is Thomas R. Venables. Although many bank holding companies and other companies in the United States have CEOs who also hold the position of chairman of the board, a number of studies on corporate governance have recommended that the positions be held by two different persons, with the chairman being an independent director.
     Committees. The Board has determined that each of the Audit and Risk Management Committee, Compensation Committee and Governance Committee is comprised solely of “independent” directors within Nasdaq rules. For more information about these committees and their functions, see “Proposal 1: Election of Directors—Committees of the Board of Directors” in this proxy statement.
     In addition, under Nasdaq rules, our Board of Directors is required to make certain findings about the qualifications of the members of the audit committee. Our Board determined that:
•	each member of the audit committee is, as required by Nasdaq rules, able to read and understand fundamental financial statements; and

•	at least one member of the committee, Mr. O’Brien, is “financially sophisticated” under the Nasdaq rules and is an “audit committee financial expert” under applicable provisions of the federal securities laws.
Nominating Process
     Nominations by Governance Committee. Under Nasdaq rules, nominees for our Board must be selected either by a nominating committee consisting entirely of independent directors or by a majority of the independent directors, acting pursuant to a standing resolution governing the nominating process. We have delegated this responsibility to our Governance Committee, which consists entirely of independent directors. Among the criteria considered by the Governance Committee in identifying and evaluating director candidates are: requirements of applicable law or listing standards, a candidate’s strength of character, judgment, business experience and specific area of expertise, factors relating to the composition of the Board (including its size and structure), principles of diversity, and such other factors as the Committee shall deem appropriate. The Committee’s charter provides that the Committee will review any candidate recommended by stockholders in light of these same criteria.
     Nominations by Stockholders. Section 3.3 and related sections of our by-laws set forth procedural requirements for stockholders of record who wish to propose a candidate for nomination to the Board. To be timely, such a proposal must generally be received by our corporate secretary at our principal executive offices at least 120 days and not more than 150 days in advance of the anniversary date of our proxy statement for our prior year’s annual meeting. Since we did not have an annual stockholders’ meeting in 2005, for our 2006 annual meeting, notice must have reached us by not later than the close of business on March 13, 2006, the tenth calendar day after we publicly announced the date of the Annual Meeting. Section 3.3 specifies the type of information about the qualifications and background of the proposed nominee that the shareholder must supply to us, including the consent of the proposed nominee to serve as a director if he or she is elected. The Governance Committee may reject any nomination by a shareholder that is not timely made or does not satisfy the information delivery requirements of the by-law.
     Our by-laws do not obligate us to include information about the candidate in our proxy materials, nor does it require us to permit the stockholder to solicit proxies for the candidate using our proxy materials. The Securities and Exchange Commission has adopted rules that may require us to include in our future proxy statements information about a recommended stockholder nominee, but only when the following criteria are met:
•	the proposed nomination is received by a date not later than the 120th day before the date of our proxy statement released to stockholders in connection with the prior year’s annual meeting; and

•	the stockholder or stockholder group making the proposal has beneficially owned more than 5% of our common stock for at least a year.
     If these criteria are met, and provided that we have written consent from the proposed candidate and from the stockholder or stockholder group, we would be obliged to identify in our proxy statement the name of the candidate and the stockholder or stockholder group making the nomination, and to disclose our position regarding the nomination. By way of illustration, since this proxy statement was first sent to stockholders on or about April 4, 2006, the deadline for submission of a candidate’s name by an eligible stockholder pursuant to this new SEC rule would be December 5, 2006 for the 2007 annual stockholder meeting.
Stockholder Communications
     Our stockholders may communicate directly with the members of the board of directors by writing directly to those individuals in care of the Secretary of the Corporation, Benjamin Franklin Bancorp, Inc., 58 Main Street, Franklin, Massachusetts 02038. The Secretary of the Corporation will promptly forward or cause to be forwarded any such correspondence, without opening it, to the director to whom the correspondence is addressed, using the same address to which Board materials and other corporate materials are sent to that director.
COMMITTEE REPORTS
Audit and Risk Management Committee Report
     The information set forth in this report is not “soliciting material” and is not “filed” with the SEC or subject to Regulation 14A under, or the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically request that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
     The following is the report of the Audit and Risk Management Committee (Audit Committee) with respect to the audited financial statements of Benjamin Franklin Bancorp, Inc. for the fiscal year ended December 31, 2005. The Audit Committee acts under a written charter that specifies the scope of the Audit Committee’s responsibilities and how it carries out those responsibilities. Each member of the Audit Committee is independent within the definition of the applicable Nasdaq rules.

     While the Audit Committee oversees Benjamin Franklin Bancorp’s financial reporting process for the Board of Directors, consistent with the Audit Committee charter, management has primary responsibility for this process, including Benjamin Franklin Bancorp’s system of internal controls, and for the preparation of Benjamin Franklin Bancorp’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. In addition, Benjamin Franklin Bancorp’s independent registered public accounting firm and not the Audit Committee is responsible for auditing those financial statements.
     The Audit Committee has reviewed and discussed Benjamin Franklin Bancorp’s December 31, 2005 audited financial statements with management and with Wolf & Company, P.C., our independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by statement on Auditing Standards No. 61 (communication with audit committees) as amended by Statement on Auditing Standards No. 90 (audit committee communications). In addition, the Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Wolf & Company, P.C. its independence from Benjamin Franklin Bancorp. The Audit Committee also considered whether the Wolf & Company, P.C.’s provision of non-audit services to Benjamin Franklin Bancorp is compatible with that firm’s independence.
     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.
The Audit and Risk Management Committee
Charles F. Oteri, Chair
Mary Ambler
John C. Fuller
Anne M. King
Daniel F. O’Brien
Donald P. Quinn
Compensation Committee Report
     The Compensation Committee of the Board of Directors (the “Committee”), which is comprised solely of non-employee directors, is responsible for administering the compensation programs for our executive officers, including our Chief Executive Officer. It is the Committee’s responsibility to evaluate executive officer base salary levels, annual incentive plan objectives and awards under existing compensation plans, and to administer long-term incentive awards.
     In setting compensation levels for 2005, the Committee reviewed executive officer compensation data contained in a report prepared by Thomas Warren & Associates (the “Thomas Warren Report”) on behalf of Benjamin Franklin Bancorp. The Committee also reviewed executive officer compensation data contained in a compensation survey of Massachusetts banks prepared by Clark Consulting. The Thomas Warren Report provides salary ranges for executive officer positions consistent with Massachusetts banks with $500 million — $1 billion in assets. The Clark Consulting survey compares banks by asset size as well as stock versus mutual banks.
     Compensation Philosophy. The objectives of our executive compensation program are to assist it in attracting, retaining, and motivating executive officer talent necessary to achieving our operating and strategic objectives. The Committee believes that a strong link between executive compensation levels and value delivered to stockholders should exist.

     The Committee uses a total compensation approach in establishing executive compensation opportunities, consisting of base salary, an annual bonus that is based both on the performance of Benjamin Franklin Bancorp and on individual goals established for each of the executives for the fiscal year, contributions under our employee stock ownership plan (ESOP) and 401(k) plan, and long-term incentives. The bases for determining contributions to our ESOP and 401(k) plan are the same for all participants in those plans, including executive officers. It is contemplated that a significant portion of executive compensation opportunities will be provided through variable compensation plans (e.g., annual bonuses and long-term incentives, assuming stockholder approval of the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan). These plans are generally designed such that the executive receives value when Benjamin Franklin Bancorp’s financial objectives are achieved and/or the stock performs.
     Generally, base salaries for executive officers are targeted to be within the range of salaries paid for comparable positions at other peer financial institutions. Incentive compensation plans are designed to provide significant compensation opportunities when Benjamin Franklin Bancorp meets or exceeds its strategic and operational goals. Our executive officers’ compensation is tied to our corporate goals and their compensation may be higher or lower than average total compensation for similar positions at comparable financial institutions depending on whether or not we exceed or do not achieve our goals.
     Base Salaries. Executive officer base salary levels are evaluated in the fourth quarter of each year, with adjustments to be effective the first of the following year. In general, executive officer salary ranges are developed considering the competitive base salary information contained in the Thomas Warren Report and Clark Consulting survey. Executive officer base salary levels are set within these ranges considering the individual’s performance and contribution, experience in the industry, and other relevant factors. Base salaries increased in 2005 due principally to our conversion to public form and Chart Bank acquisition, which resulted in greater responsibilities for our executives.
     Annual Incentives. Annual bonus opportunities are provided to our executives to link the attainment of annual performance objectives with executive compensation. The bonus opportunities are based principally on the achievement of the Company’s goals as stated in its strategic plan. Annual bonus amounts are determined at the end of the year considering actual performance measured against our strategic and operational objectives for the year.
     Long-Term Incentives (Stock Option and Restricted Stock Award Program). The Committee believes that long-term incentives, specifically stock options and restricted stock awards, should be a key element in the executive compensation program. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.
     We intend to make initial stock option and stock award program grants to executives and a broader employee population in the future. The Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan is being submitted for stockholder approval for such purposes. Assuming stockholder approval of this plan, awards thereunder will consider performance, competitive market practices, and the recommendations of an independent advisor that has significant expertise relative to initial program awards made by financial institutions that have completed the mutual-to-stock conversion process.
     Chief Executive Officer. The compensation paid to Thomas R. Venables, our Chief Executive Officer, for 2005 consisted of his annual base salary and a cash bonus, in addition to contributions to his 401(k) account, allocations under the ESOP account, and accruals in connection with his SERP. For 2005, the Committee considered the following factors in determining the compensation to be paid to Mr. Venables: Benjamin Franklin Bancorp’s overall performance, including its return on equity and earnings per share results; Mr. Venables’s performance against personal goals, including the accomplishment of the simultaneous mutual to stock conversion and acquisition of Chart Bank, increases in shareholder value since completion of the stock offering, operational excellence and leadership abilities; and the compensation of chief executive officers with comparable banking experience at comparable institutions. Based on these factors, Mr.

Venables’s base salary increased by approximately 15% (from $275,000 to $315,000) during 2005 and his annual performance incentive in the form of a cash bonus increased by 150% (from $50,000 to $125,000) during 2005. See “Information Regarding Executive Officers — Executive Compensation” for additional information. Mr. Venables will be eligible to receive long-term incentive awards consistent with the approach discussed above for other executives, assuming awards are available for issuance.
     During 2005, in connection with our conversion, we entered into a new Employment Agreement with Mr. Venables and adopted a Benefit Restoration Plan under which Mr. Venables is a participant. We also amended Mr. Venables’s Supplemental Executive Retirement Agreement (SERP). In connection with the amendment of Mr. Venables’s SERP, the Compensation Committee retained Clark Consulting, executive compensation consultants, to provide compensation information and actuarial valuations. The Employment Agreement became effective as of April 4, 2005 and the amended SERP became effective as of December 5 2005. See “Information Regarding Executive Officers—Employment and Change in Control Agreements” and “—Supplemental Retirement Benefits” for additional information.
     Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation paid by public companies to specified executive officers. Section 162(m) generally disallows the ordinary business expense deduction for compensation in excess of $1,000,000 paid to a company’s chief executive officer and each of the next four most highly compensated executive officers. However, certain performance-based compensation is excluded from the Section 162(m) limits if paid pursuant to plans approved by stockholders of the company. In structuring Benjamin Franklin Bancorp’s compensation programs and in determining executive compensation, the Committee will take the appropriate steps to ensure deductibility if that can be accomplished without sacrificing flexibility and other important elements of the overall compensation program. The Committee reserves the right, however, in the exercise of its business judgment, to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Code.
The Compensation Committee
William P. Bissonnette, Chair
Richard D. Mann
Paul E. Capasso
Donald P. Quinn
Alfred H. Wahlers
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Commencing on April 4, 2005, William P. Bissonnette, Richard D. Mann, Paul E. Capasso, Donald P. Quinn and Alfred H. Wahlers served on our Compensation Committee. Prior to April 4, 2005, Charles Oteri and John Murphy (who retired from the Board on September 1, 2005) also served on the Compensation Committee. Persons serving on our Compensation Committee had no relationships with us other than their relationship as directors entitled to the receipt of standard compensation as directors and members of certain committees of our board and their relationship to us as stockholders. No person serving on our Compensation Committee or on our Board of Directors is an executive officer of another entity for which any of our executive officers serves on the board of directors or on that entity’s compensation committee.

PERFORMANCE GRAPH
     The following graph compares the performance of our common stock (assuming reinvestment of dividends) with the total return for companies within the Russell 2000, the SNL New England Thrift Index and the SNL New England Bank Index. The calculation of total cumulative return assumes a $100 investment was made at market close on April 5, 2005, the date our stock began trading after our initial public offering.

	Period Ending
Index	04/05/05	06/30/05	08/31/05	10/31/05	12/31/05

Benjamin Franklin Bancorp	100.00	114.31	139.06	134.48	140.46
Russell 2000	100.00	104.41	108.96	105.91	110.55
SNL New England Thrift Index	100.00	107.58	107.99	111.22	109.80
SNL New England Bank Index	100.00	103.21	103.56	111.70	111.99
     There can be no assurance that stock performance will continue into the future with the same or similar trends to those depicted in the graph above. Data for the chart was provided to the Company by SNL Securities and is believed to be reliable, but neither the accuracy nor the completeness of the information is guaranteed by the Company.

CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS
     Loans and Extensions of Credit. Certain of our directors, executive officers, and members of their families, and corporations, trusts, or partnerships controlled by them, have loans from Benjamin Franklin Bank in the ordinary course of business. Such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, including that this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to our directors and officers by Benjamin Franklin Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.
     Agreements and Payments Related to Chart Bank Merger. In connection with our acquisition of Chart Bank, which became effective on April 4, 2005, we entered into a payments and waiver agreement with two of Chart Bank’s officers, including Richard E. Bolton, Jr., the former President and Chief Executive Officer of Chart Bank who is currently a member of our Board of Directors. The payments and waiver agreement provided for the termination of Mr. Bolton’s employment agreement and all of his employment and director relationships with Chart Bank and its subsidiaries, effective upon the acquisition. Additionally, in exchange for Mr. Bolton agreeing to relinquish the right to receive certain payments in the event of a change of control of Chart Bank under his agreements with Chart Bank, Chart Bank made a termination payment of $620,000 to Mr. Bolton immediately prior to the effectiveness of the acquisition, pursuant to the terms of the payments and waiver agreement. Mr. Bolton’s payments and waiver agreement also provided for Mr. Bolton’s appointment as a director of Benjamin Franklin Bancorp and Benjamin Franklin Bank as of the effective time of the Chart Bank merger.
     We also entered into a consulting and non-competition agreement with Mr. Bolton (as well as with one other former Chart Bank officer) in connection with the Chart Bank merger. Under this agreement, Mr. Bolton agreed to provide consulting services to us and agreed to non-competition obligations for a period of one year after the effectiveness of the Chart Bank acquisition. During 2005, we paid Mr. Bolton a fee of $100,000, and reimbursed him for his travel or other expenses incurred in connection with the services provided under this consulting and non-competition agreement.
     Leases from a Director. Benjamin Franklin Bank leases space in two buildings owned by limited liability companies of which Jonathan A. Haynes is manager and a member. Mr. Haynes is a director of Benjamin Franklin Bancorp and is in the business of commercial real estate management. Mr. Haynes’s entities own and manage our Moody Street branch in Waltham, Massachusetts (which we acquired in April, 2005 as part of our acquisition of Chart Bank) and our proposed new branch in Wellesley, Massachusetts (which is scheduled to open in mid 2006). The annual rent under these two leases is $140,668 and $98,000, respectively. During 2005, we paid an aggregate of $93,778 as rent under these two leases.

PROPOSAL 2 — APPROVAL OF THE
BENJAMIN FRANKLIN BANCORP, INC. 2006 STOCK INCENTIVE PLAN
     The Board of Directors has adopted the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan (the “2006 Plan”), subject to approval by the stockholders. The 2006 Plan must be approved by the affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and voting on the 2006 Plan. The full text of the 2006 Plan as adopted by the Board of Directors is attached to this proxy statement as Appendix B. The following is a summary of its significant provisions.
Plan Administration; Eligible Persons
     The 2006 Plan is required to be administered by a committee of the Board of Directors consisting of not fewer than two persons, each of whom qualifies as a “Non-employee Director” within the meaning of Section 16b-3 under the Securities Exchange Act of 1934, an “Outside Director” within the meaning of Section 162(m) of the Internal Revenue Code and an “Independent Director” within the meaning of NASDAQ Marketplace Rule 4200(a)(15). The Compensation Committee, which meets these requirements, will select the individuals to whom awards are granted and will determine the number of shares covered by each award and the terms of each award, subject to the provisions of the 2006 Plan. Awards may be granted under the 2006 Plan to officers, directors and employees of Benjamin Franklin Bancorp and its subsidiaries. As of March 15, 2006, Benjamin Franklin Bancorp and its subsidiaries had 16 directors, 43 officers and approximately 122 non-officer employees.
Awards Authorized
     The 2006 Plan authorizes the grant of options to purchase common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, options that do not so qualify, referred to as “non-statutory options,” and restricted stock awards, which may be granted at no cost or at a purchase price set by the Committee, subject to restrictions and conditions (such as vesting over time) determined by the Committee.
•	Up to 836,837 shares of common stock (subject to adjustment upon certain changes in our capitalization) may be issued pursuant to awards granted under the 2006 Plan. This number equals 14% of the aggregate number of shares of common stock we issued in connection with our conversion from mutual to stock form (5,977,419 shares, including the shares issued to the Benjamin Franklin Bank Charitable Foundation).

•	Of this maximum aggregate amount, no more than 239,096 shares (or 4% of the shares issued in the mutual to stock conversion) may be granted as restricted stock awards.

•	Of this maximum aggregate amount no more than 597,741 shares (or 10% of the shares issued in the mutual to stock conversion) may be granted as options.
     In no event may any Plan participant be granted awards with respect to more than 250,000 shares of common stock in any calendar year. The closing price of the common stock on March 15, 2006 was $13.85.
     The shares of common stock underlying any awards that are forfeited, cancelled, reacquired by Benjamin Franklin Bancorp or otherwise terminated (other than by exercise), shares that are tendered or withheld in payment of the exercise price of any award (including, without limitation, shares that are tendered in payment of an option containing a reload feature) and shares that are tendered or withheld for tax withholding obligations will be added back to the shares of common stock with respect to which new awards may be granted under the 2006 Plan.

Certain Award Terms
     No incentive stock options may extend for more than seven years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (“greater-than-ten-percent-stockholders”)).
     The exercise price of incentive stock options and non-statutory options granted under the 2006 Plan must be at least equal to the fair market value of the common stock on the date prior to the date of grant (110% of fair market value in the case of an Incentive Option granted to a greater-than-ten-percent-stockholder). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which first become exercisable by an employee or officer in any calendar year may not exceed one hundred thousand dollars ($100,000). Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee’s lifetime, only by the optionee.
     Incentive stock options generally may not be exercised (i) after we terminate the optionee’s employment for cause, (ii) 30 days after the optionee voluntarily resigns his or her employment or we terminate the optionee’s employment without cause, (iii) 90 days after the optionee retires from his or her employment in accordance with our retirement policies, (iv) one year following the optionee’s termination of employment by reason of disability, or (v) one year following the optionee’s termination of employment by reason of death. In all cases, however, the Committee has the discretion to extend the exercise date. The Compensation Committee has the discretion to determine terms and conditions relating to the termination of non-statutory options.
     Payment of the exercise price of the shares subject to an Option may be made in cash or by certified or bank check or other instrument acceptable to the Compensation Committee for an amount equal to the exercise price for such shares, or, with the consent of the Compensation Committee (or an officer to whom this authority may be delegated), (i) in the form of shares of common stock having a fair market value equal to the exercise price of the shares, (ii) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price, provided that the optionee and the broker comply with any procedures and enter into any agreements prescribed by the Compensation Committee as a condition of such payment procedure, (iii) by reducing the number of option shares otherwise issuable to the optionee upon exercise of the option by a number of shares of common stock having a fair market value equal to the aggregate exercise price, or (iv) by any other means that the Compensation Committee determines are consistent with the purpose of the 2006 Plan and with applicable laws and regulations.
     At the discretion of the Compensation Committee, options granted under the 2006 Plan may include a so-called “reload” feature pursuant to which an optionee exercising an option by the delivery of a number of shares of common stock would automatically be granted an additional option (with an exercise price equal to the fair market value of the common stock on the date the additional option is granted and with the same expiration date as the original option being exercised, and with such other terms as the Compensation Committee may provide) to purchase that number of shares of common stock equal to the number of shares delivered to exercise the original option.
     In the event of a change of control, as defined in the 2006 Plan, (i) the time for exercise of all unexercised and unexpired awards will be automatically accelerated, effective as of the effective time of the change in control (or such earlier date as may be specified by the Committee) and (ii) after the effective time of the change of control, all unexercised options will remain outstanding and will be exercisable in full for shares of common stock or, if applicable, for shares of such securities, cash or property as the holders of shares of common stock received in connection with the change of control.
     The time for exercise of incentive stock options shall also automatically accelerate upon the death or disability of the holder of the option. The Committee in its discretion may provide for similar acceleration of vesting of other types of awards granted under the 2006 Plan, and may also provide for automatic vesting of awards granted to directors upon reaching mandatory retirement age under the by-laws of Benjamin Franklin Bancorp.
Federal Income Tax Information with Respect to Options Granted Under the 2006 Plan
     The grantee of a non-statutory option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a non-statutory option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, Benjamin Franklin Bancorp may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a non-statutory.
     The grantee of an incentive option recognizes no income for federal income tax purposes on the grant thereof. There is no tax upon exercise of an incentive option, except that the excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against regular tax liability in a later year; however, the minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.
     If the option holder does not dispose of shares acquired upon exercise of the incentive option within one year after exercise of the incentive option (or within two years from the date of grant), any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the option holder sells the shares prior to the expiration of such periods, the difference between the lesser of the value of the underlying shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the employee taxable as ordinary income and excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). In connection with the sale of the shares covered by incentive options, Benjamin Franklin Bancorp is allowed a deduction for tax purposes only to the extent, and at the time, the option holder recognizes ordinary income (for example, by reason of the sale of shares by the holder of an incentive option within one year after the exercise of the incentive option), subject to certain limitations on the deductibility of compensation paid to executives.
Federal Income Tax Information with Respect to Restricted Stock Awarded Under the 2006 Plan
     The grantee of a restricted stock award recognizes no income for federal income tax purposes on the grant thereof. Furthermore, a grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, he otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock acquired pursuant to the restricted stock award on the date that it is no longer subject to a substantial risk of forfeiture (i.e. on each vesting date) less the amount, if any, the grantee paid for such stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares. Such capital gain will be long-term capital gain if the grantee held the common stock acquired pursuant to the restricted stock award for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture, and short-term capital gain if the recipient held the common stock acquired pursuant to the restricted stock award for one year or less after the date on which the shares are no longer subject to a substantial risk of forfeiture.
     Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock, determined without regard to any restriction other than a restriction which by its terms will never lapse. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares. If the grantee makes an 83(b) election, the proceeds of a disposition of common stock acquired pursuant to a restricted stock award will be taxable as capital gain to the extent that the proceeds exceed the grantee’s basis in such shares. This capital gain will be long-term capital gain if the disposition is more than one year after the date the Common Stock is received, and short-term capital gain if the disposition is one year or less after the date of receipt. In the event that the Common Stock acquired pursuant to a restricted stock award is forfeited after the grantee has made an election pursuant to Section 83(b), the grantee will not be entitled to a deduction. Grantees of restricted stock award who wish to make an election pursuant to Section 83(b) of the Code are advised to consult their own tax advisors.
     Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the approval of the 2006 Plan.
     The Board of Directors recommends that you vote FOR the proposal to approve the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan.
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Wolf & Company, P.C. currently serves as our independent registered public accounting firm, and that firm conducted the audit of our financial statements for the fiscal year ended December 31, 2005. The Audit Committee has appointed Wolf & Company, P.C. to serve as the independent registered public accounting firm to conduct an audit of our consolidated financial statements for the fiscal year ending December 31, 2006.
     Appointment of our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification. However, the Audit Committee has recommended that the Board of Directors submit this matter to the shareholders as a matter of good corporate practice, and the Board of Directors is following that recommendation.
     If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Wolf & Company, P.C., and may retain that firm or another without re-submitting the matter to the shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Benjamin Franklin Bancorp, Inc. and its shareholders.
     A representative of Wolf & Company, P.C. is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so. He is also expected to be able to respond to appropriate questions.
     The Board of Directors recommends that shareholders vote FOR the proposal to ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

Public Accountant’s Fees
     The following is a summary of the fees for professional services rendered by Wolf & Company, P.C. for the fiscal years ended December 31, 2005 and 2004:

Fee Category	2005 Fees	2004 Fees
Audit Fees (1)	$109,500	$75,000
Audit-Related Fees (2)	2,200	2,500
Tax Fees (3)	27,700	14,600
All Other Fees (4)	20,000	159,000

Total Fees	$159,400	$251,100

(1)	Audit Fees. Audit fees were for professional services rendered for the audit of our annual financial statements, the review of quarterly financial statements and the preparation of statutory and regulatory filings.

(2)	Audit-Related Fees. Audit-related fees were for professional services rendered in connection with employee benefit plan audits.

(3)	Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance and planning, tax audit defense, and mergers and acquisitions. The Audit and Risk Management Committee considered and determined that the provision of non-audit services provided by Wolf & Company, P.C., is compatible with maintaining that firm’s independence.

(4)	All Other Fees. Other fees were for professional services provided for information technology controls review and assessment, and review of regulatory filings in connection with our stock subscription offering and acquisition of Chart Bank.
Pre-Approval Policies And Procedures
     At present, our Audit and Risk Management Committee approves each engagement for audit and non-audit services before we engage Wolf & Company, P.C., to provide those services. Our Audit and Risk Management Committee has not established any pre-approval policies or procedures that would allow our management to engage Wolf & Company, P.C., to provide any specified services with only an obligation to notify the Audit and Risk Management Committee of the engagement for those services. None of the services provided by Wolf & Company, P.C. for fiscal 2005 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     During 2005, we were subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of Forms 3, 4 and 5 furnished to us during and with respect to 2005, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10% beneficial owners were complied with during 2005, except that Mr. Capasso did not timely report the purchase of 64 shares on August 26, 2005 and 64 shares on November 28, 2005, which purchases were the result of Mr. Capasso’s broker’s reinvestment of dividend funds received on our Common Stock.

SOLICITATION OF PROXIES
     Brokers, banks and other nominees will be reimbursed for out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of common stock. In addition to the solicitation by mail, solicitations of proxies may be made personally or by telephone by our directors, officers and employees.
     We have retained Morrow & Co. to assist in the solicitation of proxies, for a fee of $5,500 plus expenses. All expenses incurred in connection with this solicitation will be borne by Benjamin Franklin Bancorp.
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
     Certain stockholders whose shares are held in the name of a broker, bank or other nominee and who share a single address may receive only one copy of this proxy statement and Benjamin Franklin Bancorp’s 2005 Annual Report, in accordance with a notice delivered earlier this year by their bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or may request a separate copy of this proxy statement or Benjamin Franklin Bancorp’s 2005 Annual Report, by contacting their record holder. Any householded stockholder who wishes to either discontinue or commence householding, or who would like to request prompt delivery of a copy of this proxy statement or Benjamin Franklin Bancorp’s 2005 Annual Report, may also do so by contacting us at 508-528-7000 or by writing to us at 58 Main Street, Franklin, Massachusetts 02038. If you are requesting to discontinue or commence householding, you must provide your name, the name of your broker, bank or other record holder, and your account information.
SUBMISSION OF STOCKHOLDER PROPOSALS
FOR THE 2007 ANNUAL MEETING
     In order to be eligible for inclusion in our proxy statement and form of proxy for the annual meeting scheduled to be held in 2007, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to our principal executive offices at least 120 days prior to the anniversary date of mailing of this proxy statement. This proxy statement was sent on or about April 4, 2006, so the date by which proposals are required to be received under Rule 14a-8 will be December 5, 2006.
     In addition, Section 2.4 of our By-laws requires that a stockholder who wishes to propose an item of business for consideration at an annual meeting must provide notice of such item of business to us at our principal executive offices not less than 120 days nor more than 150 days in advance of the first anniversary of the date of our proxy statement for the previous year’s Annual Meeting. For next year’s scheduled annual meeting, the deadline for submission of notice is December 5, 2006. Section 3.3 of the By-laws imposes the same deadline on the nomination by a stockholder of a candidate for election to the Board of Directors. Any proposal or nomination submitted after December 5, 2006 will be untimely. The By-laws contain a number of other substantive and procedural requirements which should be reviewed by any stockholder who wishes to submit a proposal or nomination. A copy of our By-laws will be provided to any stockholder of the Company at no cost upon written request to the Secretary of the Company.
RECENT BY-LAW AMENDMENT
     On February 27, 2006, our Board of Directors amended our By-Laws to increase the age after which persons are no longer qualified to be elected to serve as a director of Benjamin Franklin Bancorp from 75 years to 78 years. The By-Laws of Benjamin Franklin Bank were similarly amended.

MISCELLANEOUS
     The Board was not aware, a reasonable time before mailing this proxy statement to stockholders, of any business that may properly be presented at the Annual Meeting, other than the matters specifically listed in the Notice of Annual Meeting of Stockholders. However, if any further business is properly presented, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with applicable rules.

Appendix A
BENJAMIN FRANKLIN BANCORP, INC. AND BENJAMIN FRANKLIN BANK
AUDIT AND RISK MANAGEMENT COMMITTEE CHARTER
I. Purpose
The primary purpose of the Audit and Risk Management Committee of the Board of Directors, (referred to herein as the “Board”) of the Company and the Bank (referred to herein collectively as the “Bank”), is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, and otherwise to provide assistance to the Board in fulfilling its oversight responsibilities relating to the Company and Bank’s quality and integrity of financial reports, compliance with legal and regulatory requirements, independent (external) auditor’s qualifications and independence, and the performance of the internal audit function and independent auditors. In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the Board of Directors, external auditors, internal auditors and senior management.
II. Authority
The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:
•	Appoint, compensate, retain and oversee the work of the public accounting firm employed by the Bank to conduct the annual audit. This firm will report directly to the Audit and Risk Management Committee.

•	Appoint, compensate and oversee the work of any public accounting firm employed by the Bank to provide any other audit, review or attest services.

•	Resolve any disagreements between management and the auditor regarding financial reporting.

•	Retain independent counsel, accountants, or others as it determines necessary or appropriate to advise the committee or assist in the conduct of an investigation.

•	Have full access to relevant records of the Company and obtain any information it requires from employees – all of whom are directed to cooperate with the committee’s requests – or external parties.

•	Meet with officers, external or outsourced auditors, or house or outside counsel, as necessary.

•	Have access to such funding as the committee determines to be necessary or appropriate to carry out its duties.

•	Delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.
III. Composition
The Audit and Risk Management Committee will consist of at least three Directors of the Bank and no more than six members of the Board of Directors. All members of the Committee shall meet the independence and other requirements of applicable law and the listing standards of The Nasdaq Stock Market, Inc. (“Nasdaq”). The Board’s Nominating Committee will nominate committee members. The members of the Committee will be designated by the full Board of Directors at each annual meeting of the Board. The Audit and Risk Management Committee will nominate and appoint its chairman.
Each Audit and Risk Management Committee member must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Audit and Risk Management Committee, with the assistance of the independent public auditors, will develop and implement a skill enhancement plan and assess member contribution and performance.
The Audit and Risk Management Committee recognizes that its member or members who are “financially sophisticated” as described in the previous paragraph will not necessarily qualify as “audit committee financial experts” within the meaning of federal securities laws. The designation of any members of the Committee as “audit committee financial experts” shall be made by the Board of Directors. If no member of the Committee is designated as an “audit committee financial expert,” the Company will explain in its annual report on Form 10-K (or incorporate by reference to its annual proxy statement to shareholders) the reasons why it does not have an audit committee financial expert.
No committee member will simultaneously serve on the Audit and Risk Management Committee of another financial institution.
IV. Meetings
The Committee will meet at least five times a year, with authority to convene additional meetings, as circumstances require. The Committee will maintain minutes of each meeting of the Audit and Risk Management Committee and will report the actions of the Audit and Risk Management Committee to the Board of Directors, with such recommendations as the Audit and Risk Management Committee deems appropriate. All Committee Members are expected to attend each meeting, in person or via tele- or video-conference (which will be the exception and not the norm). The Committee will review and discuss audit and risk management related reports in the presence of the Bank’s Internal Audit Manager and representatives from the Bank’s internal and external audit firm without management present. The Committee will invite members of management, or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session as it deems appropriate and shall have the opportunity to meet in executive session at each of its meetings. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared and circulated to members to ensure an accurate final record, and shall be approved at a subsequent meeting of the Committee and shall be distributed periodically to the full Board of Directors. The Audit and Risk Management Committee Chairman will review the agenda prior to the meeting.
V. Responsibilities
The principal responsibilities of the Audit and Risk Management Committee are to oversee and monitor the Company and Bank’s financial reporting process and internal control system, to review and evaluate pertinent risk management related reports and issues facing the Bank, to appoint, oversee, review and evaluate the performance of the external auditors and to review and evaluate the performance of the internal auditors. In fulfilling these duties and responsibilities, the Audit and Risk Management Committee will carry out the following responsibilities, in addition to performing such functions as may be assigned by law, the Bank’s and the Company’s charter or bylaws or the Board of Directors:
Financial Statements and Reporting
•	Review significant accounting and reporting issues and understand their impact on the financial statements.

These issues include:

Complex or unusual transactions and highly judgmental areas;

Major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles; and

The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company and the Bank.

•	Review analyses prepared by management and/or the independent auditor setting forth critical accounting policies and practices used by the Company, and significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

•	Discuss with management and the independent auditor quarterly earnings press releases, including the interim financial information included therein.

•	Review and discuss with management and the independent auditor the year-end audited financial statements and quarterly financial statements, including the results of any audit or review of those financial statements and the disclosure in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

•	If deemed appropriate, recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year.

•	Review with management and the external auditors the results of the annual audit and accompanying management letters, and the result of the external auditor’s procedures with respect to interim periods, in each case including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management.
External Audit
•	Determine that the external audit team engaged to perform the external audit consists of competent, experienced, financial institution auditing professionals, and review and approve the compensation to be paid to the external auditors.

A vote will be taken to annually appoint the external audit firm and to recommend approval at the next meeting of the Board of Directors. A written notice of this appointment (and when a change in, or termination of, its external auditors occurs) will be given to the Commissioner of Banks and the FDIC Regional Office.

•	Review and discuss with the external auditors its audit plans and procedures, including the scope, fees, and timing of the audit, including coordination of audit effort with the Internal Audit Firm.

•	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors.

In performing this review, the Committee will:
-	Take into account the opinions of management and internal audit;

-	Review and evaluate the lead partner of the independent auditor; and

-	Present its conclusions with respect to the external auditor to the Board.

-	Ensure the rotation of the lead partner every five years and other audit partners every seven years.

-	Present its conclusions with respect to the independent auditor to the full Board.
•	Obtain and review annually a report by the independent auditor describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or by any publicly disclosed findings resulting from any inquiry, investigation or review by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	Obtain and review a formal written statement from the independent auditor delineating all relationships between the auditor and the Company or the Bank, consistent with Independence Standards Board Standard 1; actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and take appropriate action to oversee the independence of the auditor.

•	Establish policies and procedures for the review and pre-approval by the Committee of all auditing and permitted non-audit services provided by the public accounting firm, with exceptions provided for de minimis amounts under certain circumstances as described by law.

•	Set clear hiring policies for employees or former employees of the independent auditors.

•	On a regular basis, meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

•	Require the external auditors to advise the Bank if it becomes aware that any officer or employee of the Company or Bank, or its direct or indirect subsidiaries or affiliates, is related to a partner, employee or other representative of the outside auditors, to the extent that such relationship might adversely affect the Company or the Bank under applicable auditing standards.

•	Require the external auditors to meet with the Committee members when necessary in executive session with the external auditors, with no management present, to openly discuss the quality of the Company and the Bank’s accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company and the Bank, (b) the clarity of the financial disclosures and (c) the degree of aggressiveness or conservatism, that exists in the accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosure and reviewed by the outside auditors. The Audit and Risk Management Committee will then meet among themselves, without operating management or the external auditors being present; to discuss the information presented to them.

•	Require the external auditors, in reviewing the Company and the Bank’s financial reporting and in advising the Audit and Risk Management Committee, to take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

•	Review the audit findings, including the comments or recommendations of the external auditors, with the entire Board of Directors.
After having received and reviewed the accountant’s audit report; this report shall be submitted and discussed, along with the Audit and Risk Management Committee’s own conclusions, at the next Board of Director’s meeting. At this meeting, a report shall be rendered and signed by the Committee stating the nature, extent, and results of the audit and whether it accepts the accountant’s report. The Committee will ensure that a copy of the accountant’s report and management letter is sent to the Commissioner of Banks and the FDIC’s Regional office within thirty days after its receipt.
Internal Control
•	Review and discuss with management, the independent auditor, the Internal Audit Manager and the outside internal audit firm: (a) the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management); and (b) the adequacy and effectiveness of the Company’s disclosures controls and procedures, and management reports thereon.

•	Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.
Internal Audit
•	Review with the President, the Internal Audit Manager and the outside internal Audit firm the charter, plans, audit risk assessments, scope of audit, audit program, activities, staffing, and organizational structure of the internal audit function.

•	Ensure there are no unjustified restrictions or limitations on the internal audit function, and review and concur in the appointment, replacement, reassignment or dismissal of the outside internal audit firm.

•	Review the effectiveness of the internal audit function, including compliance with the Institute of Internal Auditor’s Standards for the Professional Practice of Internal Auditing.

•	On a regular basis, meet separately with the Internal Audit Manager and outside internal audit firm to discuss any matters that the Committee or internal audit personnel believes should be discussed privately.

•	On a regular basis, meet with the outside internal audit firm to assure itself that a strong internal auditing function exists by reviewing the internal audit program and assessing (grading) risk areas along with a proper control environment that promotes accuracy and efficiency.

•	Assure itself that the outside internal audit firm is free from operational duties, and reports directly to the Board of Directors or the Audit and Risk Management Committee regarding any audit concerns or problems.

•	Receive and review the outside internal audit firm’s quarterly report to the Audit and Risk Management Committee, which includes a summary of findings from completed internal audits, and a progress report on the internal audit plan, together with explanations for any deviations from the original plan.

•	Review and approve the compensation to be paid to the outside internal audit firm.

•	Consider and review with management, the Internal Audit Manager, and the outside internal audit firm:
(a)	significant findings during the year and management’s responses thereto, including the status of previous audit recommendations,

(b)	any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information,

(c)	any changes required in the planned scope of the internal audit plan, and

(d)	the internal auditing department budget and staffing.
Compliance
•	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

•	Establish procedures for: (i) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Review of findings of any examinations by regulatory agencies, and any auditor observations.

•	Review the process for communicating the code of conduct to Company and Bank personnel, and for monitoring compliance therewith.

•	Obtain regular updates from management and Company and Bank legal counsel regarding compliance matters.
Reporting Responsibilities
•	Regularly report to the Board of Directors about Committee activities and issues that arise with respect to the quality or integrity of the Company and the Bank’s financial statements, compliance with legal or regulatory requirements, risk management activities, and performance and independence of the external and internal auditors.

•	Provide an open avenue of communication between the internal and external auditors, and the Board of Directors.

•	Review any other reports issued that relate to Committee responsibilities.
Other Responsibilities
•	Discuss with management the major policies with respect to risk assessment and risk management.

•	Perform other activities related to this charter as requested by the Board of Directors.

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of the committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

•	Confirm annually that all responsibilities outlined in this charter have been carried out.

•	Evaluate the Committee’s and individual members’ performance at least annually.

•	Investigate or consider such other matters within the scope of its responsibilities as the Audit and Risk Management Committee may, in its discretion, determine to be advisable.

•	Consider and approve, if appropriate, changes to the Company and the Bank’s auditing and accounting principles and practices, as suggested by the external auditors, the internal auditors or management, and review with the external and internal auditors, and management the extent such changes have been implemented (to be done at an appropriate amount of time subsequent to the implementation of such changes as decided by the Audit and Risk Management Committee).

•	Prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Appendix B
BENJAMIN FRANKLIN BANCORP, INC.
2006 STOCK INCENTIVE PLAN

B-iii

BENJAMIN FRANKLIN BANCORP, INC.
2006 STOCK INCENTIVE PLAN
     Section 1. General Purpose of the Plan; Definitions.
     The name of the plan is the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable officers, directors and employees of Benjamin Franklin Bancorp, Inc. (the “Company”) and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will provide a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
     The following terms shall be defined as set forth below:
     “Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.
     “Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options and Restricted Stock Awards. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.
     “Bank” means Benjamin Franklin Bank.
     “Board” means the Board of Directors of the Company.
     “Cause” means personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than ordinary traffic violations or similar offenses) or final cease and desist order.
     “Change in Control” shall have the meaning set forth in Section 12.
     “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
     “Committee” shall have the meaning set forth in Section 2.
     “Disability” means disability as set forth in Section 22(e)(3) of the Code.
     “Effective Date” means the date on which the Plan becomes effective, as set forth in Section 14.
     “Eligible Person” shall have the meaning set forth in Section 4.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     “Fair Market Value” on any given date means the closing price per share of the Stock on the trading day immediately preceding such date as quoted on NASDAQ or, if applicable, as reported by such registered national securities exchange on which the Stock is listed; provided, that, if there is no trading on such date,

Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not quoted on NASDAQ or listed on any registered national securities exchange, the Fair Market Value of the Stock shall be determined in good faith by the Committee.
     “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
     “Independent Director” means any director who meets the independence requirement of NASDAQ Marketplace Rule 4200(a)(15).
     “Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.
     “Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.
     “Normal Retirement” means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.
     “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
     “Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.
     “Restricted Stock Award” means an Award granted pursuant to Section 6.
     “SEC” means the Securities and Exchange Commission or any successor authority.
     “Stock” means the common stock, no par value, of the Company, subject to adjustments pursuant to Section 3.
     Section 2. Administration of Plan; Committee Authority to Select Participants and Determine Awards.
          2.1. Committee. The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) persons, each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Unless otherwise provided by the Board, the Compensation Committee of the Board shall serve as the Committee with power to administer the Plan. Notwithstanding the foregoing, any power of the Committee hereunder may also be exercised by the full Board of Directors in lieu of the Committee.
          2.2. Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:
               (a) to select the persons to whom Awards may from time to time be granted;
               (b) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, or any combination of the foregoing, granted to any one or more participants;
               (c) to determine the number of shares to be covered by any Award;
               (d) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;
               (e) to accelerate the exercisability or vesting of all or any portion of any Award;
               (f) to extend the period in which any outstanding Stock Option may be exercised; and
               (g) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.
     Section 3. Shares Issuable under the Plan; Mergers; Substitution.
          3.1. Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 836,837 (which number equals 14% of the aggregate number of shares of Common Stock issued by the Company in connection with its conversion from mutual to stock form, including shares contributed to the Benjamin Franklin Bank Charitable Foundation (“Conversion Shares”)). Of this amount, the maximum number of shares which may be issued under Restricted Stock Awards (granted pursuant to Section 6) is 239,096 (which number equals 4% of the aggregate number of Conversion Shares), and the maximum number of shares which may be issued as a result of other Awards under the Plan is 597,741 (which number equals 10% of the aggregate number of Conversion Shares). The shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered or withheld in payment of the exercise price of any Award (including, without limitation, shares that are tendered in payment of an Option containing a reload feature) and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

          3.2. Limitation on Awards. In no event may any Plan participant be granted Awards with respect to more than 250,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year.
          3.3. Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 14, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3.1 and 3.2 above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 12.
          3.4. Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
     Section 4. Eligibility.
     Awards may be granted to officers, directors and employees of the Company or its Affiliates (“Eligible Persons”).
     Section 5. Stock Options.
     The Committee may grant to Eligible Persons options to purchase Stock.
     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.
     Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.
     No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.
     The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.
          5.1. Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.
          5.2. Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than seven (7) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.
          5.3. Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
          5.4. Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or by one or more of the following methods, if permitted by the Committee, in its discretion:
               (a) by delivery to the Company of shares of Common Stock of the Company having a fair market value equal in amount to the exercise price of the Options being exercised; or
               (b) if the class of Common Stock is registered under the Securities Exchange Act of 1934 at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or
               (c) by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a fair market value equal to such aggregate exercise price; or
               (d) by any other means which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations, or by any combination of the means of payment.
     The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.
          5.5. Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee. The Committee may, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act.
          5.6. Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year exceeds $100,000 said excess shall be treated as a Non-Statutory Stock Option.
          5.7 Reload Options. At the discretion of the Committee, Options granted under this Section 5 may include a so-called “reload” feature pursuant to which an optionee exercising an Option (the “Original Option”) by the delivery of a number of shares of Stock in accordance with 5.4(b) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the Original Option.
     Section 6. Restricted Stock Awards.
          6.1. Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including vesting over time based on the Eligible Person’s continued employment with the Company or an Affiliate.
          6.2. Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, by certified or bank check or other instrument or form of payment acceptable to the Committee, of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.
          6.3. Rights as a Stockholder. Upon complying with Section 6.2 above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6.5 below.
          6.4. Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by (or termination of service with) the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).
          6.5. Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or other conditions, if any, based on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the completion of such other conditions, if any, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 12, amend any conditions of the Award.
          6.6. Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.
     Section 7. Termination of Stock Options and Other Awards.
     Unless otherwise provided in the applicable agreement pursuant to which the Option was granted:
          7.1. Incentive Stock Options.
               (a) Termination by Death. If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant shall vest and become exercisable in full upon the date of the participant’s death, and may thereafter be exercised by the legal representative or legatee of the participant, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.
               (b) Termination by Reason of Disability or Normal Retirement.
                    (i) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability shall vest and become exercisable in full upon such termination of employment and may thereafter be exercised for a period of one year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this Section 7.1(b)(i) for the exercise of an Incentive Stock Option shall extend such period for one year from the date of death, subject to termination on the expiration of the stated term of the Incentive Stock Option, if earlier.
                    (ii) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination of employment, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this Section 7.1(b)(ii) for the exercise of an Incentive Stock Option shall extend such period for one year from the date of death, subject to termination on the expiration of the stated term of the Incentive Stock Option, if earlier.
                    (iii) The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.
               (c) Termination for Cause. If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to ninety (90) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier. The Board of Directors shall have sole authority and discretion to determine whether a participant’s employment has been terminated for Cause.
               (d) Other Termination. Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for thirty (30) days (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.
               (e) Impact of Extension of Exercise Time on Incentive Stock Option Status. Notwithstanding the Committee’s authority to extend the time for an optionee to exercise an Incentive Stock Option, any such extension at any time after the date of grant shall result in the option thereafter becoming a Non-Statutory Stock Option, to the extent provided by applicable law. Moreover, if the Committee approves a form of option agreement that permits an option holder to exercise an Option more than ninety (90) days after termination of employment (other than termination by reason of death or disability), such Option, if exercised after such 90-day period, shall be a Non-Statutory Stock Option.
          7.2. Other Awards. Any Award granted under the Plan other than an Incentive Stock Option shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine. Without limiting the generality of the foregoing, the Committee may provide for automatic vesting of Awards granted to directors upon termination of such directors’ service on the Company’s Board of Directors as a result of the mandatory retirement age set forth in the Company’s by-laws.
     Section 8. Tax Withholding.
          8.1. Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.
          8.2. Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.
          8.3. Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.
     Section 9. Transfer and Leave of Absence.
     For purposes of the Plan, the following events shall not be deemed a termination of employment:

               (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;
               (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.
     Section 10. Amendments and Termination; No Repricing.
     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award for the purpose of responding to comments of banking regulators, satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Notwithstanding the foregoing, neither the Board nor the Committee shall have the power or authority to decrease the exercise price of any outstanding Stock Option, whether through amendment, cancellation and regrant, exchange or any other means, without the approval of the Company’s stockholders, except for changes made pursuant to Section 3.3.
     This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.
     Section 11. Status of Plan.
     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.
     Section 12. Change in Control Provisions.
          12.1. Effect of Change in Control. Upon the occurrence of a Change in Control as defined in this Section 12:
               (a) the vesting schedule of all unexercised and unexpired Awards shall be automatically accelerated in full, effective as of the effective time of the Change in Control (or such earlier date as may be specified by the Committee);
               (b) subject to the provisions of clause (c) below, after the effective date of such Change in Control, each holder of an outstanding Stock Option or Restricted Stock Award shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change in Control;
               (c) each outstanding Stock Option and Restricted Stock Award may be cancelled by the Committee as of the effective date of any such Change in Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the vesting of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change in Control.
          12.2. Definition of “Change in Control”. A “Change in Control” shall be deemed to have occurred in any of the following events:
               (a) If there has occurred a change in control which the Company would be required to report in response to Item 5.01 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or, if such regulation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission pursuant to the 1934 Act which are intended to serve similar purposes;
               (b) When any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) becomes a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Company or the Bank representing twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of the Company or the Bank, as the case may be;
               (c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Subsection (b), (d) or (e) of this Section 12.2) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors of the Company;
               (d) The stockholders of the Company approve a merger, share exchange or consolidation (“merger or consolidation”) of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 30% of the combined voting power of the Company’s then outstanding securities; or
               (e) The stockholders of the Company or the Bank approve a plan of complete liquidation of the Company or the Bank or an agreement for the sale or disposition by the Company or the Bank of all or substantially all of the Company’s or the Bank’s assets.
     Section 13. General Provisions.
          13.1. No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
     No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

          13.2. Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.
          13.3. Other Compensation Arrangements; No Employment Rights . Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.
          13.4. Delegation by Committee. The Committee may delegate to the Chief Financial Officer or other officer of the Company the authority to make decisions relating to the exercise of Options, including without limitation (i) the authority to permit the holder of an Option to deliver Stock in payment of the exercise price, and (ii) the authority to permit a holder of an Option to satisfy a tax withholding obligation by authorizing the Company to withhold shares from the shares of Stock to be issued pursuant to an Option.
     Section 14. Effective Date of Plan.
     This Plan shall become effective upon the date of approval of the Plan by the Company’s stockholders.
     Section 15. Governing Law.
     This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.
* * *

BENJAMIN FRANKLIN BANCORP, INC.
58 MAIN STREET, P.O. BOX 309, FRANKLIN, MASSACHUSETTS 02038-0309
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Alfred H. Wahlers, Thomas R. Venables and Claire S. Bean and each of them the attorney and proxy of the undersigned, with full power of substitution to vote all shares of common stock of Benjamin Franklin Bancorp, Inc. (the “Corporation”) held of record by the undersigned at the close of business on March 20, 2006, on behalf of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held on Thursday, May 11, 2006 at 10:00 a.m., local time, at Lake Pearl Luciano’s, 299 Creek Street, Wrentham, Massachusetts 02093, and any adjournments thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting and any adjournments thereof. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before said meeting and any adjournments thereof.
When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR election of the six nominees proposed by the Board of Directors as Directors of the Corporation, and FOR the other proposals described in the accompanying Proxy Statement.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
BENJAMIN FRANKLIN BANCORP, INC.
May 11, 2006

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.
-or-
TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-or-
INTERNET – Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the date of the Annual Meeting.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet

The Board of Directors recommends a vote “For” the election of directors and “For” proposals 2 and 3. Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here:
☒

						For	Against	Abstain
1. Election of Directors:		Nominees:		2.	To approve the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan	☐	☐	☐
		¡	William P. Bissonnette
☐	FOR ALL NOMINEES	¡	Paul E. Capasso
		¡	Jonathan A. Haynes
☐	WITHHOLD AUTHORITY	¡	Anne M. King	3.	To ratify the appointment of Wolf & Company, P.C. as Benjamin Franklin Bancorp, Inc.’s independent registered public accounting firm for fiscal 2006	☐	☐	☐
	FOR ALL NOMINEES	¡	Neil E. Todreas
☐	FOR ALL EXCEPT (See Instructions below)	¡	Charles Yergatian

INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here			●
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) pursuant to the revocation methods specified in the Proxy Statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered names on the account may not be submitted via this method.

			☐	If you are not voting via telephone or the Internet, please sign exactly as name appears hereon and date below and return this proxy card promptly in the enclosed envelop.

Signature of Stockholder                                              Date                     Signature of Stockholder                                          Date
Please sign exactly as your name appears on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
BENJAMIN FRANKLIN BANCORP, INC.
May 11, 2006
Please date, sign and mail your proxy card in the envelope provided as soon as possible
Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends a vote “For” the election of directors and “For” proposals 2 and 3. Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here:
☒

						For	Against	Abstain
1. Election of Directors:		Nominees:		2.	To approve the Benjamin Franklin Bancorp, Inc. 2006 Stock Incentive Plan	☐	☐	☐
		¡	William P. Bissonnette
☐	FOR ALL NOMINEES	¡	Paul E. Capasso
		¡	Jonathan A. Haynes
☐	WITHHOLD AUTHORITY	¡	Anne M. King	3.	To ratify the appointment of Wolf & Company, P.C. as Benjamin Franklin Bancorp, Inc.’s independent registered public accounting firm for fiscal 2006	☐	☐	☐
	FOR ALL NOMINEES	¡	Neil E. Todreas
☐	FOR ALL EXCEPT (See Instructions below)	¡	Charles Yergatian

INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here			●
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) pursuant to the revocation methods specified in the Proxy Statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered names on the account may not be submitted via this method.

☐

Signature of Stockholder                                              Date                     Signature of Stockholder                                          Date
Please sign exactly as your name appears on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.